Exhibit 10.8

WS MIDWAY HOLDINGS, INC.

STOCK OPTION PLAN

STOCK OPTION AGREEMENT

(SERIES A OPTION/PERFORMANCE-BASED VESTING)

Unless otherwise defined in this Stock Option Agreement (this “Stock Option Agreement”), the capitalized terms herein shall have the same meaning as defined in the Plan (defined below).

I.	NOTICE OF STOCK OPTION GRANT

The undersigned Optionee (the “Optionee”) has been granted an Option to purchase Common Stock of WS Midway Holdings, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Company’s Stock Option Plan (the “Plan”) and this Stock Option Agreement, as follows:

Name of Optionee:

Date of Grant:	December 11, 2006

Exercise Price per Share:	$1,000.00

Total Number of Shares Granted:

Termination Date:	March 8, 2016

Vesting Schedule: The Option referenced herein shall vest only upon a Sale of the Company or a Wellspring Liquidity Event, to the extent that (i) the Grantee is employed through the date of such Sale of the Company or Wellspring Liquidity Event, and (ii) the Wellspring IRR associated with such Sale of the Company or Wellspring Liquidity Event exceeds 15%, all as more specifically set forth in the Plan.

II.	AGREEMENT

1. Grant of Option. The Committee hereby grants to the Optionee an option (the “Option”) to purchase the number of Shares set forth herein, at the per Share exercise price set forth herein (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Stock Option Agreement, the terms and conditions of the Plan shall prevail.

2. Exercise of Option.

(a) Right to Exercise. The Option shall be exercisable for the duration of its term and in accordance with the Vesting Schedule set forth herein, subject to any applicable provisions of the Plan and any other applicable provisions of this Stock Option Agreement.

(b) Method of Exercise. The Option shall be exercisable by delivery of a written notice (the “Exercise Notice”), which shall state the Optionee’s election to exercise the Option and the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”). The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares.

3. Optionee’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company such investment representations as may be reasonably required by the Company.

4. Stock Option Plan. The Option may be exercised only in accordance with the Plan and the terms of this Stock Option Agreement. Optionee acknowledges receipt of a copy of the Plan. Optionee has reviewed the Plan and this Stock Option Agreement in their entirety and has had an opportunity to obtain the advice of counsel prior to executing this Stock Option Agreement.

5. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Stock Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof, and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by a writing signed by the Company and Optionee. This Stock Option Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Delaware. Venue for all disputes arising hereunder shall be proper exclusively in Dallas County, Texas.

6. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT

CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT AT ANY TIME.

WS MIDWAY HOLDINGS, INC.	OPTIONEE

By:

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